Exhibit 13.1

VOLUNTARY CERTIFICATION OF CARLO BOZOTTI, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND SOLE MEMBER OF THE MANAGING BOARD OF STMICROELECTRONICS N.V. AND CARLO FERRO, CHIEF FINANCIAL OFFICER AND EXECUTIVE VICE PRESIDENT, FINANCE, LEGAL, INFRASTRUCTURE AND SERVICES OF STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 6-K of STMicroelectronics N.V. (the “Company”) for the period ending September 26, 2015, as submitted to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2015	By:	/s/ Carlo Bozotti

	Name:	Carlo Bozotti
	Title:	President and Chief Executive Officer and Sole Member of our Managing Board

Date: November 13, 2015	By:	/s/ Carlo Ferro

	Name:	Carlo Ferro
	Title:	Chief Financial Officer Executive Vice President, Finance, Legal, Infrastructure and Services